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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                        Date of Report: November 20, 2002

                        (Date of earliest event reported)


                            Rubio's Restaurants, Inc.

             (Exact name of Registrant as specified in its Charter)



                                    Delaware
                 (State or other jurisdiction of incorporation)

             000-26125                         33-0100303
      (Commission File Number)      (IRS Employer Identification No.)



                          1902 Wright Place, Suite 300
                           Carlsbad, California 92008
               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:
                                 (760) 929-8226

                                       N/A
          (Former name or former address, if changed since last report)


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Item 5. Other Events.

Rubio's Restaurants, Inc. (the "Company") announced on November 21, 2002 that its Chief Financial Officer, Ira Fils, has accepted the position of Vice President of Finance with Mimi's Cafe, a privately held, Orange County California-based restaurant chain, and will resign as Chief Financial Officer of the Company effective mid-December 2002. Effective upon Mr. Fils' resignation, the Company's Corporate Controller, Gary Allen, will serve as Interim Chief Financial Officer and will report directly to the Company's President and Chief Operating Officer, Sheri Miksa. In addition, the Company has retained the international executive recruitment firm Spencer Stuart to conduct a search for a new Chief Financial Officer.

Attached hereto as Exhibit 99.1 is a press release issued by the Company on November 21, 2002, relating to the resignation of Mr. Fils as Chief Financial Officer and the appointment of Mr. Allen as Interim Chief Financial Officer.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (c) Exhibits.


        99.1   Press Release, dated November 21, 2002.


                                       2


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    RUBIO'S RESTAURANTS, INC.


 Date: November 22, 2002            By: /s/ Sheri Miksa
                                        ---------------
                                        Sheri Miksa
                                        President and Chief Operating Officer


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                                  EXHIBIT INDEX


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EXHIBIT NO.               DESCRIPTION
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
99.1                      Press Release, dated November 21, 2002.
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